STOCK PLEDGE AGREEMENT

      This Stock Pledge Agreement (this "Agreement") is
made  effective as of January 18, 2000,  by  and  among
Cambex  Corporation, a Delaware corporation ("Cambex"),
Joseph  Kruy  ("Pledging Officer"), a resident  of  the
State  of  Massachusetts whose address  is  c/o  Cambex
Corporation, 360 Second Avenue, Waltham, MA 02451,  and
is  an  executive officer of Cambex, Cambex  being  the
borrower  under  the  Series  1  Bridge  Note  Purchase
Agreement   dated  January  18,  2000  (the   "Purchase
Agreement"), by and among Cambex and the Purchasers thereunder (in such capacity, the "Borrower"), and the Purchasers as a party to the Purchase Agreement.
Defined terms used and not otherwise defined in this Stock Pledge Agreement shall have the meanings ascribed to them in the Purchase Agreement.

                      Background

     A. Borrower is indebted to Purchasers in the collective sum of $2,000,000, evidenced by one or more Bridge Notes of Borrower for such amount issued by Borrower pursuant to all Closings conducted under the Purchase Agreement, a copy/copies of which are attached hereto as Exhibit A.

     B. Borrower has agreed to cause certain stock owned by Pledging Officers to be pledged to Purchasers as security for Pledging Officer's limited guaranty of the repayment of the Bridge Notes evidenced by the Guaranty Agreement of even date herewith executed by the Pledging Officer.

     In  consideration of the foregoing  premises,  Ten
Dollars ($10.00) in hand paid, and other legal and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree to the following terms intending to be legally bound thereby.

     1.   Pledge.

       In consideration of the transactions consummated under the Purchase Agreement pursuant to the Closings, the Pledging Officer hereby pledges and grants to Purchasers of Bridge Notes a first priority security interest in and to the 979,239 common shares of the capital stock of Cambex Corporation (the "Pledged
Shares").

     2.   Transfer and Possession by Representative.

        The  Pledged Shares shall be delivered  at  the
First   Closing,   by  the  delivery   of   certificate
evidencing  the Pledged Shares and a blank stock  power
attached  to  each  such certificate  executed  by  the
respective  Pledging Officer. The Pledged Shares  shall
be  held  by  the  Representative (as  defined  in  the
Purchase Agreement) or its designee as security for the
repayment  of the Note (which shall not be disposed  of
except in accordance with the provisions of paragraph 6
of  this  Agreement)  with duly executed  stock  powers
attached.  Upon the first to occur of either  full  and
final  payment  of the Bridge Notes or  the  conversion
thereof  pursuant  to their terms, the  Pledged  Shares
shall  be released from the pledge as provided pursuant
to  this Agreement and such shares shall be returned to
Borrower.  The Representative's failure to  tender  any
shares so released from the pledge within fifteen  (15)
days  after  final payment or conversion  shall  render
this  Agreement null and void, provided  that  no  such
termination of this Pledge Agreement shall be effective
unless  Borrower or Pledging Officer shall  have  given
written  notice  of such failure and  Purchasers  shall
have  had  seven (7) days from the later of:   (1)  the
date  of  the written notice, or (2) the expiration  of
such  fifteen  (15) day period to cure the  failure  to
tender   such  Pledged  Shares.   In  order  to  induce
Representative to serve as escrow agent hereunder, the parties hereby covenant and agree as follows:
     (1)  Representative shall be obligated to
     perform only such duties as are expressly set forth herein, and shall not be required, in carrying out its duties, to refer to any agreement, instrument, or document.
     (2) Representative may rely on, and shall be protected in acting or refraining from acting upon, any written notice, instruction, or request furnished to it pursuant to this Agreement and believed by it to be genuine and to have been signed or presented by the proper party or parties. Representative is acting as a depositary only and is not a party to or bound by any agreement or undertaking which may be evidenced by or arise out of any items delivered to it pursuant to this Agreement, and is not responsible or liable in any manner for the sufficiency, correctness, genuineness, or validity of any such items undertakes no responsibility or liability for the form or execution of such items or the identity, authority, title, or rights of any person executing or depositing same. Representative shall not be liable to any of the parties to this Agreement or their respective heirs, successors and assigns for any action taken or omitted to be taken in good faith.
     (3) In the event of a dispute between any of the parties hereto, sufficient in the discretion of Representative to justify its doing so, Representative shall be entitled to tender into the registry or custody of any court of competent jurisdiction any property held by Representative under the terms of this Agreement, together with such legal proceedings as it deems appropriate, and thereupon to be discharged from all further duties under this Agreement. Any such legal action may be brought in any such court as Representative shall determine to have jurisdiction thereof.

          (4)   Representative shall not earn any  fees
     in connection with its duties pursuant to this Agreement.

     3.   Voting Right and Dividends.

        During the term of this pledge, and so long  as
Borrower is not in default in the performance of any of
the  terms  of this Agreement or the Purchase Agreement
or  the  Bridge Notes, Pledging Officer or its designee
shall have the right to vote the Pledged Shares on  all
corporate  questions  and  receive  all  dividends   or
distributions  of  cash  or  property  distributed   in
respect of the Pledged Shares.

     4.   Adjustments.

        In  the  event that, during the  term  of  this
Agreement,   any   share  dividend,   reclassification,
readjustment, or other change is declared  or  made  in
the  capital structure of Cambex, all new, substituted,
and  additional shares, or other securities, issued  by
reason  of any such change and in connection  with  the
Pledged  Shares, such new shares shall be  held   under
the terms of this Agreement in the same manner as the Pledged Shares originally pledged hereunder.

     5.   Warrants and Rights.

       In  the  event  that during  the  term  of  this
Agreement, subscription warrants or any other rights or
options  shall be issued in connection with the Pledged
Shares,  such  warrants, rights, and options  shall  be
immediately    assigned   by    Pledging    Party    to
Representative, and if exercised by Pledging Party  all
new  shares or other securities so acquired by Pledging
Party   shall   be   immediately   assigned   to    the
Representative to be held under the terms of this Agreement in the same manner as the Pledged Shares originally pledged hereunder.

     6.   Default.

       In the event of a continuing material default by Borrower in the performance of any of the terms of this Agreement or the Purchase Agreement, or under the Bridge Notes, Purchasers shall have the rights and remedies provided in the Uniform Commercial Code in force in the State of Georgia on the effective date of this Agreement, and in this connection, Purchasers may, upon five days' notice to Borrower with a copy to the Representative, sent by certified mail, and without liability for any diminution in price which may have occurred, sell all the Pledged Shares remaining in the possession of the Representative (which shares shall be delivered by the Representative to Purchasers) in such manner and for such price as Purchasers may determine.
At any bona fide public sale Purchasers shall be free to purchase all or any part of the Pledged Shares. Out of the proceeds of any sale Purchasers may retain any amount equal to the principal and interest then due on the Bridge Notes plus the amount of all expenses of such sale, and shall pay any balance of such proceeds to Pledging Officer less any other amounts owing by Borrower to Purchasers, such as actual attorneys' fees and costs incurred. In the event that the proceeds of any sale are insufficient to cover the principal and interest of the Bridge Notes plus actual attorneys' fees and costs plus expenses of the sale, Borrower shall remain liable to Purchasers for any deficiency.

     7.   Indemnity.

        In consideration of Representative agreeing  to
serve  pursuant  to  the  terms  hereof,  each  of  the
parties, jointly and severally, agrees to indemnify the
Representative  for  any  fees,  costs   and   expenses
incurred by it in the course of performing its dutires as Representatie hereunder, and hold the Representative harmless from any liability that may arise from his serving as the Representative hereunder.



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               BORROWER, REPRESENTATIVE,
          AND PLEDGING OFFICER SIGNATURE PAGE
                          TO
                STOCK PLEDGE AGREEMENT



     IN WITNESS WHEREOF, the parties have executed or caused their duly authorized officer to execute this Agreement as of the date first written above.


                              BORROWER:
                              CAMBEX CORPORATION


                              By: /s/ Peter Kruy
                                Peter Kruy, Executive
                              Vice President


                              REPRESENTATIVE:
                              SOVCAP EQUITY PARTNERS,
                              LTD.


                              By: /s/ Barry W. Herman


                              Name: Barry W. Herman


                              Title: President





                              Pledging Officer:


                              /s/ Joseph Kruy
                              Joseph Kruy


           PURCHASER SIGNATURE PAGE (ENTITY)
                          TO
                STOCK PLEDGE AGREEMENT



                                   PURCHASER


                                   Purchaser Name:
                                   SovCap Equity
                                   Partners, Ltd.

                                   By: /s/ Barry W.
                                   Herman

                                   Name: Barry W.
                                     Herman

                                   Title: President



Purchaser Name
SovCap Equity Partners, Ltd.
Address and
Cumberland House, No. 27 Cumberland St.
Facsimile Number
P.O. Box N-10818

Nassau, New Providence, The Bahamas

(242) 356-0037


Principal Amount of Bridge
$1,600,000
Notes Purchased

Purchaser's Legal Counsel
Address and
Facsimile Number



           PURCHASER SIGNATURE PAGE (ENTITY)
                          TO
                STOCK PLEDGE AGREEMENT



                                   PURCHASER


                                   Purchaser Name:
                                   Correllus
                                   International Ltd.

                                   By: /s/ Jan Telander

                                   Name: Jan Telander

                                   Title: Director



Purchaser Name
Correllus International Ltd.
Address and
c/o EIG Corporate Financial Services
Facsimile Number
Edf. Marina Marbella, Avenida Sever

Olhoa 28, 29600 Marbella Spain

Fax: +34-952-858-068


Principal Amount of Bridge
Notes Purchased
USD250,000.00

Purchaser's Legal Counsel                         Per
Ronnstrom
Address and
Box 7315
Facsimile Number
SE-10390 Stockholm, Sweden

Fax: +46-8-796-8223


           PURCHASER SIGNATURE PAGE (ENTITY)
                          TO
                STOCK PLEDGE AGREEMENT



                                   PURCHASER


                                   Purchaser Name: Arab
                                   Commerce Bank Ltd.

                                   By: /s/ A. De
                                   Nazareth

                                   Name: A. De Nazareth

                                   Title: Co. Secretary



Purchaser Name                                   Arab
Commerce Bank Ltd.
Address and
P.O. Box 309
Facsimile Number                                Grand
Cayman

Cayman Islands

0171 437 2413 (London)


Principal Amount of Bridge
Notes Purchased
$150,000.00

Purchaser's Legal Counsel
Address and
Facsimile Number